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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: NOVEMBER 13, 2002

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              --------------------

            Maryland                     0-2525                31-0724920
---------------------------------  ---------------------  ----------------------
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)      (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

                              --------------------

                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                              ---------------------


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ITEM 5. OTHER EVENTS

     On October 17, 2002, Huntington issued its regular third quarter earnings release, and management presented Huntington's third quarter results during a conference call. During this call, management indicated that a further decline in non-performing assets (NPAs) was likely in the fourth quarter.

     Recently, there have been reported irregularities in the public securitizations of a company to whom Huntington has a $30 million secured credit exposure. It is not clear at this time what impact any irregularities will have on the credit risk or NPA status of these loans. As a result, it now appears that Huntington's level of NPAs at year end could remain near September 30, 2002 levels, rather than decline.


FORWARD-LOOKING STATEMENT

     The information contained in this Current Report on Form 8-K contains forward-looking statements, including certain expectations and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in Item 1 of Huntington's Annual Report on Form 10-K for the year ended December 31, 2001, and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. Huntington assumes no obligation to update any forward-looking statement.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       HUNTINGTON BANCSHARES INCORPORATED


Date: November 13, 2002                 By: /s/ Michael J. McMennamin
                                            ------------------------------------
                                                Michael J. McMennamin
                                                Vice Chairman, Chief Financial
                                                Officer and Treasurer
                                                (Principal Financial Officer)